Exhibit 10.1

                   AGREEMENT FOR THE PURCHASE OF COMMON STOCK

THIS COMMON STOCK PURCHASE AGREEMENT, (this "Agreement") made this 13th day of March, 2014, by, between and among S. DOUGLAS HENDERSON, (hereinafter referred to as ("HENDERSON" or "Seller), and REDFIELD HOLDINGS, LTD., a Virginia corporation ("Purchaser"), setting forth the terms and conditions upon which the Seller will sell Twenty Five Million (25,000,000) shares of FREE FLOW, INC. ("FREEFLOW" or the "Company") common stock (the "Shares"), personally owned by Seller, to the Purchaser. The Seller and the Purchaser may be referred to herein singularly as a "Party" and collectively, as the "Parties".

     In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

WITNESSETH:

     WHEREAS, the Purchaser has appointed John B. Lowy PC, Attorneys At Law, to act as the Purchaser Escrow Agent ("Purchaser Escrow Agent") to receive and hold all consideration received from the Purchaser for the purchase of the Shares, and to deliver the consideration to the Seller in accordance with the Escrow Agreement; and

     WHEREAS, the Seller has appointed Karen Batcher, Esq. to act as the Seller Escrow Agent ("Seller Escrow Agent") to receive and hold the Seller's stock certificate and the other Documents referred to herein, and to deliver the stock certificate and the Documents to the Purchaser in accordance with the Escrow Agreement; and

     WHEREAS, the Purchaser, Seller and Escrow Agents have entered into an Escrow Agreement dated February 26, 2014.

     NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

                                    ARTICLE I
                               SALE OF SECURITIES

     1.01 Sale. Subject to the terms and conditions of this Agreement, the Seller agrees to sell the Shares, and the Purchaser shall purchase the 25,000,000 Shares, for a total of Two Hundred Fifty Five Thousand Dollars (U.S.) ($255,000) (the "Purchase Price" or "Funds"). This is a private transaction between the Seller and Purchaser.

     1.02 Deposit: Purchaser has previously made, by wire transfer, a deposit (the "Deposit") in the amount of Twenty Five Thousand Dollars ($25,000.00), to the Purchaser Escrow Agent's Escrow Account, toward the Shares being sold by the Seller. The Deposit shall become non-refundable and will be released from escrow in accordance with the terms set forth in the Escrow Agreement.

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     1.03 Balance of Purchase Price. The Purchase agrees that the balance of the
Purchase Price will be wire transferred to the Purchaser Escrow Account on or before March 28, 2014, and that the Closing will take place contemporaneous with such payment, subject to the terms and conditions herein. It is agreed that all of the Shares shall remain in escrow with the Seller Escrow Agent until the full amount of $255,000 has been paid into the Purchaser Escrow Agent's Escrow Account, after which the Closing on the sale of the Shares shall take place and
all  stock  certificates,   stock  powers  and  corporate  documents  listed  in
paragraphs 2.12, 2.13 and 3.02 below shall be delivered as instructed by the Purchaser, and the balance of the Purchase Price shall be wire transferred to the Seller Escrow Agent.

     Subject to the Seller and FREEFLOW satisfying the representations and warranties set forth in Article II, this Agreement may be terminated unilaterally by Seller if: (i) the balance of the Purchase Price for the Shares is not paid in full to the Purchaser Escrow Agent's Escrow Account on or before March 28, 2014, unless an extension of time is agreed to in writing by all Parties; or (ii) Purchaser has failed to comply with all material terms of this Agreement. Upon such termination, all consideration previously paid by Purchaser shall be retained by Seller in accordance with the terms of the Escrow Agreement. Upon the payment of the total Purchase Price of $255,000 by the Purchaser to the Seller for the Shares, by wire transfer to the Seller Escrow Account, and the receipt of all items outlined below which shall be provided by the Seller, the Closing will take place immediately unless extended by the parties signing this Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     The Seller and FREEFLOW, jointly and severally, represent and warrant to the Purchaser the following:

     2.01 Organization; FREEFLOW is a Delaware corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the state Delaware and elsewhere, if required. All actions taken by the incorporators, directors and/or shareholders of FREEFLOW have been valid and in accordance with the laws of the state of Delaware. FREEFLOW is a reporting company with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934; and FREEFLOW's common stock is now, and as of the Closing will be, included for quotation on the OTCBB, with the symbol FFLO. FREEFLOW's common stock is not DTC-eligible.

     2.02 Capital. The authorized capital stock of FREEFLOW consists of 100,000,000 shares of Common Stock, $0.0001 par value, of which 26,200,000 shares of Common Stock are issued and outstanding. FREEFLOW has 20,000,000 shares of preferred shares authorized, $.0001 par value, no shares of which are issued and outstanding. The 25,000,000 Shares being sold by Seller represent approximately 95.4% of FREEFLOW's total issued and outstanding shares of Common Stock. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other

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agreements  or  commitments  obligating  FREEFLOW to issue or to  transfer  from treasury any additional shares of its capital stock. None of the outstanding shares of FREEFLOW are subject to any stock restriction agreements. There are approximately 52 shareholders of record of FREEFLOW. All of such shareholders have valid title to such Shares and received their shares as a dividend in a registered distribution pursuant to a registration statement on Form S-1, which was declared effective by the SEC on October 25, 2012.

     2.03 Financial Statements. FREEFLOW's financial statements fairly present the financial condition and operating results of FREEFLOW as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, and as set forth in Paragraph 2.05, FREEFLOW has no material liabilities (contingent or otherwise). FREEFLOW is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. Before the Closing, FREEFLOW will have filed with the SEC its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which Annual Report will include audited financial statements for at least the fiscal years ended December 31, 2013 and December 31, 2012.

     2.04 Filings with Government Agencies. FREEFLOW is a Section 12(g) Reporting Issuer as that term is described by the Securities Act of 1933, and files annual and quarterly reports with the SEC. FREEFLOW has made all required filings with the SEC and the State of Delaware that might be required, and is current in its filings and reporting with the SEC and to the State of Delaware. FREEFLOW does not file its SEC reports as a "shell," as that term is defined in the SEC's Rules and Regulations. At least 10 days before the Closing, Seller and Purchaser will cooperate in the filing with the SEC, and the mailing to FREEFLOW's shareholders, of the Notice pursuant to SEC Rule 14f-1. Upon the purchase of the Shares by the Purchaser, the Purchaser will have the full responsibility for filing any and all documents required by the Securities and Exchange Commission, including the Form 8-K, and/or any other government agency that may be required. The Purchaser understands that the Seller will have no responsibility whatsoever for any filings made by FREEFLOW after the Closing, either with the SEC, FINRA or with the State of Delaware.

     2.05 Liabilities. It is understood and agreed that the purchase of the Shares is predicated on FREEFLOW not having any liabilities as of the Closing. FREEFLOW shall not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise that will not be paid at Closing. Without limiting the foregoing, at or before the Closing, the Seller will cancel any indebtedness owed to the Seller by FREEFLOW. Seller is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the FREEFLOW or its Shares. To the best of knowledge of the Seller, there is no dispute of any kind between FREEFLOW and any third party, and no such dispute will exist at the Closing of this transaction and at Closing, except as set forth herein, FREEFLOW will be free from any and all liabilities, liens and claims.

     2.06 Tax Returns. FREEFLOW has not filed Federal tax returns, and will not have filed such tax returns for the year ended December 31, 2013 before the Closing. Notwithstanding, FREE FLOW has never been profitable; and as of Closing, there shall be no taxes of any kind, Federal, state or local, due or owing by FREEFLOW.

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     2.07 Ability to Carry Out Obligations. The Seller has the right, power, and authority to enter into, and perform his obligations under this Agreement. The execution and delivery of this Agreement by the Seller and FREEFLOW and the performance by the Seller of his obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which FREEFLOW its sole officer and director, or Seller are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause FREEFLOW (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of FREEFLOW or upon the shares of FREEFLOW to be acquired by the Purchaser.

     2.8 Contracts, Leases and Assets. Except as set forth in its SEC filings, FREEFLOW is not a party to any contract, agreement or lease. No person holds a power of attorney from FREEFLOW or the Seller. At the Closing, FREEFLOW and Seller will cancel their lease, and FREEFLOW will have no liabilities or any obligations which would give rise to a liability to the Seller for lease obligations in the future.

     2.9 Compliance with Laws. To the best of knowledge of the Seller, FREEFLOW has complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation pertaining. To the best of the knowledge of the Seller, FREEFLOW has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities. At the time that FREEFLOW issued the Shares to the Seller, FREEFLOW was entitled to use the exemption provided by the Securities Act of 1933 relative to the sale of its Shares. The Shares being sold herein are being sold in a private transaction between the Seller and the Purchaser.

     2.10 Litigation. FREEFLOW is not a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Seller, there is no basis for any such action or proceeding and no such action or proceeding is threatened against FREEFLOW. FREEFLOW is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

     2.11 Conduct of Business. Prior to the Closing, FREEFLOW shall conduct its business in the normal course, and shall not (without the prior written approval of Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Certificate of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction.

     2.12 Corporate Documents. Each of the following documents, which shall be true, complete and correct in all material respects, will be delivered to Purchaser at the Closing:

     (i)  Certificate of Incorporation and all amendments thereto;

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     (ii) Bylaws and all amendments thereto;

     (iii) Minutes and Consents of Shareholders;

     (iv) Minutes and Consents of the board of directors;

     (v)  List of officers and directors;

     (vi) Certificate of Good Standing from the Secretary of State of Delaware;

     (vii) Current Certified Shareholder list from the Transfer Agent;

     (viii) All books and records of FREEFLOW, including, without limitation, all accounting records and agreements; and

     (ix) EDGAR filing codes.

     2.13 Closing Documents. All minutes, consents or other documents pertaining to FREEFLOW to be delivered at the Closing shall be valid and in accordance with the laws of Delaware.

     2.14 Title. The Seller has good and marketable title to all of the Shares being sold by them to the Purchaser pursuant to this Agreement. The Shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except as provided in this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by Purchaser, impair, restrict or delay voting rights with respect to the Shares.

     2.15 Transfer of Shares. The Seller will have the responsibility for sending all certificates representing the Shares being purchased, along with the proper Stock Powers with Bank Signature Medallion Guaranteed, to the Seller Escrow Agent prior to the Closing, for release from escrow and delivery to the Purchaser Escrow Agent at Closing.

     The Purchaser will have the responsibility of sending the certificates representing the Shares, along with stock powers to the Transfer Agent for FREEFLOW to have the certificates transferred into the Purchaser's name, and the Purchaser shall be responsible for all costs involved in such transfer.

     2.16 Representations. All of Seller's and FREEFLOW's warranties and representations made in this Agreement shall be true as of the Closing and shall survive the Closing.

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                                   ARTICLE III
                                     CLOSING

     3.01 Closing for the Purchase of Common Stock. The Closing (the "Closing") of this transaction for the Shares of Common Stock being purchased will occur when all of the documents and consideration described in Paragraphs 2.12 above and in 3.02 below, have been delivered or other arrangements have been made and agreed to by the Parties. The Closing shall occur on or before the close of business on March 28, 2014.

     This Agreement can be terminated in the event of any material breach by either Purchaser or Seller.

     3.02 Documents and Payments to be Delivered at Closing. As part of the Closing of the Common Stock purchase, those documents listed in 2.12 of this Agreement, as well as the following documents, in form reasonably acceptable to counsel to the Purchaser, shall have been delivered in escrow at least 48 hours prior to the Closing:

     (a) By the Seller:

          (i) stock certificate or certificates, along with stock powers with signature medallion guarantee acceptable to the Transfer Agent, representing the Shares, endorsed in favor of the name or names as designated by Purchaser or left blank;

          (ii) the resignations of the officers of FREEFLOW;

          (iii)the   resignations   of  the   directors   of  FREEFLOW  and  the
               appointment of new Directors as designated by the Purchasers;

          (iv) all of the business and corporate records of FREEFLOW, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records, agreements and contracts that exist, FINRA and SEC correspondence and filings for or on behalf of FREEFLOW, EDGAR filing codes; and

          (v) such other documents of FREEFLOW as may be reasonably required by Purchaser.

     (b)  By Purchaser:

     (i) wire transfer to the Seller Escrow Account of a total of $255,000, in accordance with the Escrow Agent, representing the full payment of the Purchase Price for the Shares.

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                                   ARTICLE IV
                               INVESTMENT INTENT:

     The Purchaser represents warrants and represents to the Seller the following:

     4.01 Transfer Restrictions. Purchaser agrees that the Shares being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration only pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

     4.02 Investment Intent. The Purchaser is acquiring the Shares for its own account for investment, and not with a view toward distribution thereof.

     4.03 No Advertisement. The Purchaser acknowledges that the Shares have been offered to them in direct communication between them and Seller, and not through any advertisement of any kind.

     4.04 Knowledge and Experience. The Purchaser acknowledges that it has its own legal and financial counsel to assist them in evaluating this purchase. The Purchaser acknowledges that it has sufficient business and financial experience, and knowledge concerning the affairs and conditions of FREEFLOW so that it can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

       4.05 Restrictions on Transferability. The Purchaser is aware of the restrictions of transferability of the Shares and further understands that the certificates will bear a legend similar to the following:

       THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION.
       THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     4.06 Future Business of FREEFLOW. The Purchaser represents that after the Closing of this transaction, the Purchaser intends that FREEFLOW will acquire additional assets and/or businesses.

     4.07 Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws. The Purchaser confirms that the funds representing the Purchase Price will not represent proceeds of crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation or regulation; and the Purchaser is in compliance with, and have not previously violated, the Patriot Act of 2001, as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money laundering, anti-corruption and anti-terrorism laws and regulations.

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     4.09  Representations.  All of Purchaser's  warranties and  representations shall be true as of the Closing and all such representations shall survive the Closing.

                                    ARTICLE V
                                    REMEDIES

     5.01 Arbitration. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in New York, in accordance with the Rules of the U.S. Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

     5.02 Termination. In addition to any other remedies, the Purchaser may terminate this Agreement, if at the Closing, the Seller has failed to comply with all material terms of this Agreement, has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a substantial effect on any part of this transaction.

     5.03 Indemnification. From and after the Closing, the parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

     5.04 Indemnification Non-Exclusive The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

                                   ARTICLE VI
                                 MISCELLANEOUS

     6.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     6.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     6.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or

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conditions of this  Agreement or to exercise any option herein  contained  shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

     6.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     6.05 Entire Agreement. This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

     6.06 Partial Invalidity. In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement. If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

     6.07 Significant Changes The Seller understands that significant changes may be made in the capitalization and/or stock ownership of FREEFLOW, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a negative effect on the percentage of ownership and/or number of shares owned by present shareholders of FREEFLOW.

     6.08 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

     6.09 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

     If to the Seller:

     S. Douglas Henderson
     9130 Edgewood Drive
     La Mesa, CA  91941

     If to the Purchaser:

     Redfield Holdings, Ltd.
     2301 Woodland Crossing Dr.
     Suite 155, Herndon, VA 20171
     Email: sabirsaleem@totalcare.us.com

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     6.10 Binding Effect.  This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement

     6.11 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement.

     6.12 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein..

     6.13 Governing Law. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the Laws of the State of Delaware (regardless of its conflict of laws principles), including all matters of construction, validity, performance and enforcement and without giving effect to the principles of conflict of laws.

     6.14 Exclusive Jurisdiction and Venue. The Parties agree that the Courts of the State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the Transactions contemplated herein.

     6.15 Attorneys Fees. In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such breach of an covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, as may be fixed by the court.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first written above.

SELLER: S. DOUGLAS HENDERSON


/s/ S. Douglas Henderson
------------------------------------

PURCHASER:

REDFIELD HOLDINGS, LTD.


By: /s/ Sabir Saleem
   ---------------------------------
   Sabir Saleem, CEO

COMPANY:
FREE FLOW, INC.


/s/ S. Douglas Henderson
------------------------------------
S. Douglas Henderson, CEO

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